Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 29, 2012
Accounts Receivable, Net

Accounts receivable, net of allowance for doubtful accounts, consist of the following (dollars in thousands):

	December 29, 2012	December 31, 2011
Vendor receivables	$30,305	$28,034
Credit and debit card receivables	8,685	10,692
Pharmacy receivables	7,509	8,364
Other receivables	7,390	9,751
Allowance for doubtful accounts	(414)	(854)

Total accounts receivable, net	$53,475	$55,987